UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 9, 2018

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K/A
INTRODUCTORY NOTE

As previously reported in a Current Report on Form 8-K filed March 9, 2018 (the “Initial Filing”), on March 9, 2018, the merger (the “Merger”) contemplated by the Agreement and Plan of Merger dated as of August 21, 2017, by and among Energy Future Holdings Corp. (“EFH”), renamed Sempra Texas Holdings Corp., Energy Future Intermediate Holding Company LLC (“EFIH”), renamed Sempra Texas Intermediate Holding Company LLC, Sempra Energy (“Sempra”), and Sempra Texas Merger Sub I, Inc., an indirect wholly owned subsidiary of Sempra, was completed and Sempra became the indirect owner of 100 percent of the membership interests of Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”), which owns an 80.25 percent interest in Oncor Electric Delivery Company LLC (“Oncor”). This Amendment No. 1 amends the Initial Filing to include the historical financial statements of EFH, Oncor Holdings and the pro forma financial information required by Item 9.01 of Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in any forward-looking statements include risks and uncertainties relating to: actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission (“CPUC”), U.S. Department of Energy, California Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the United States and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in obtaining or maintaining permits and other authorizations on a timely basis, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners and counterparties; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements or modifications of settlements; and delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers (including with respect to amounts associated with the San Onofre Nuclear Generating Station facility and 2007 wildfires) or regulatory agency approval for projects required to enhance safety and reliability, any of which may raise our cost of capital and materially impair our ability to finance our operations; the greater degree and prevalence of wildfires in California in recent years and risk that we may be found liable for damages regardless of fault, such as in cases where inverse condemnation applies, and risk that we may not be able to recover any such costs in rates from customers in California; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets; volatility in commodity prices; moves to reduce or eliminate reliance on natural gas; and the impact on the value of our investments in natural gas storage and related assets from low natural gas prices, low volatility of natural gas prices and the inability to procure favorable long-term contracts for storage services; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of insurance, to the extent that such insurance is available or not prohibitively expensive; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; and fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; the impact of recent federal tax reform and uncertainty as to how it may be applied, and our ability to mitigate adverse impacts; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook; changes in foreign and domestic trade policies and laws, including border tariffs, and revisions to international trade agreements, such as the North American Free Trade Agreement, that make us less competitive or impair our ability to resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability to realize the anticipated benefits from our investment in Oncor Holdings; the ability to obtain additional permanent equity financing for the acquisition of our investment in Oncor Holdings on favorable terms; indebtedness we have incurred to fund the acquisition of our investment in Oncor Holdings, which may make it more difficult for us to repay or refinance our debt or may require us to take other actions that may decrease business flexibility and increase borrowing costs; Oncor’s ability to eliminate or reduce its quarterly dividends due to its requirement to meet and maintain its regulatory capital structure, or because any of the three major credit rating agencies rates Oncor’s senior secured debt securities below BBB (or the equivalent) or Oncor's independent directors or a minority member director determine it is in the best interest of Oncor to retain such amounts to meet future capital expenditures; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the U.S. Securities and Exchange Commission (“SEC”). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of EFH and subsidiaries as of and for the year ended December 31, 2017, and the related Independent Auditors’ Report, are attached hereto as Exhibit 99.1.

The audited consolidated financial statements of Oncor Holdings and subsidiary as of and for the year ended December 31, 2017, and the related Independent Auditors’ Report, are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of Sempra Energy as of and for the year ended December 31, 2017, giving effect to certain pro forma events relating to Sempra’s completed acquisition of EFH, is attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit 2.1*
Agreement and Plan of Merger, dated as of August 21, 2017, by and among Sempra Energy, Power Play Merger Sub I, Inc. (now known as Sempra Texas Merger Sub I, Inc.), Energy Future Intermediate Holding Company LLC and Energy Future Holdings Corp. (filed as Exhibit 2.1 to Sempra Energy’s Current Report on Form 8-K filed on August 25, 2017 and incorporated herein by reference).

Exhibit 2.2*
Waiver Agreement, dated as of October 3, 2017, by and among Sempra Energy, Sempra Texas Merger Sub I, Inc., Energy Future Intermediate Holding Company LLC and Energy Future Holdings Corp. (filed as Exhibit 2.1 to Sempra Energy’s Current Report on Form 8-K filed on October 6, 2017 and incorporated herein by reference).

Exhibit 2.3*
Amendment No. 2 to the Agreement and Plan of Merger, dated as of February 15, 2018, by and among Sempra Energy, Sempra Texas Merger Sub I, Inc., Energy Future Intermediate Holding Company LLC and Energy Future Holdings Corp. (filed as Exhibit 2.1.3 to Sempra Energy’s Annual Report on Form 10-K filed on February 27, 2018 and incorporated herein by reference).

Exhibit 23.1	Energy Future Holdings Corp. Consent of Deloitte & Touche LLP, independent auditors.
Exhibit 23.2	Oncor Electric Delivery Holdings Company LLC Consent of Deloitte & Touche LLP, independent auditors.
Exhibit 99.1	Audited consolidated financial statements as of and for the year ended December 31, 2017 of Energy Future Holdings Corp. and subsidiaries, and the related Independent Auditors’ Report.
Exhibit 99.2	Audited consolidated financial statements of Oncor Electric Delivery Holdings Company LLC and subsidiary as of and for the year ended December 31, 2017, and the related Independent Auditors’ Report.
Exhibit 99.3	Unaudited pro forma condensed combined financial information.

*Previously filed as an exhibit to Sempra’s Current Report on Form 8-K filed March 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 3, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer